UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

October 18, 2006

INTEGRATED PERFORMANCE SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

New York	000-30794	11-3042779
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

901 Hensley Lane Wylie, Texas	75098
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (214) 291-1427

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition.

On October 18, 2006, the Registrant issued a press release, a copy of which is attached to the Form 8-K as Exhibit 99, announcing earnings for the year ended July 31, 2006.

Item 9.01   Financial Statements and Exhibits.

(d)   Exhibits.
Number	Description

99	Press release issued by Integrated Performance Systems, Inc. on October 18, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRATED PERFORMANCE SYSTEMS, INC.

Dated: October 20, 2006	By: /s/ BRAD J. PETERS
Name: Brad J. Peters
Title: Vice President and Chief Financial Officer